Exhibit 99.1

CDTi Advanced Materials, Inc. Reports Third Quarter 2018 Financial Results

Announces Plan to Delist from Nasdaq and Deregister Its Common Stock

Oxnard, California — November 14, 2018 — CDTi Advanced Materials, Inc. (Nasdaq: CDTI) (“CDTi” or “the Company”), a leader in advanced catalyst materials technology, reported today its financial results for the third quarter ended September 30, 2018.

The company also announced that it will voluntarily delist its common stock from The Nasdaq Stock Market and, based upon ownership of its shares by fewer than 300 holders of record, deregister its common stock under the Securities Exchange Act of 1934 and suspend its public reporting obligations.

Matthew Beale, CDTi’s CEO, stated, “Our transition from a niche manufacturer of emissions control solutions to a provider of advanced materials technologies has yet to deliver its anticipated revenue and cash flow potential.  In order to best position CDTi for long-term profitable growth, we undertook a thorough and thoughtful review of our cost structure in light of our near and mid-term revenue prospects, including costs associated with being a Nasdaq listed and SEC reporting company.  Our Board of Directors concluded that the costs of maintaining the Nasdaq listing and remaining a public reporting company, including costs of compliance, the demands on management time and the Company resources required to maintain its listed and registered status, outweigh the benefits to the Company and its stockholders of continued Nasdaq listing and SEC reporting.  The Board voted unanimously to voluntarily delist from Nasdaq and deregister under the Exchange Act.  This will enable us to better direct our financial and management resources on the commercialization of our high-performance catalysts solutions and technologies for the automotive emissions control markets, and conserve cash while we build long-term value in the company.”

The Company will file a Form 25 with the Securities and Exchange Commission on or about November 26, 2018, and the Nasdaq delisting is expected to become effective on or about December 6, 2018, at which time trading on Nasdaq will cease.  The common stock may thereafter be eligible for quotation on the Pink tier of OTC Markets Group if market makers commit to making a market in the Company’s shares.  The Company can provide no assurance that trading in its common stock will continue on the OTC Markets Group or otherwise.

After the Nasdaq delisting becomes effective, the Company will file a Form 15 with the Securities and Exchange Commission on or about December 10, 2018, at which time the Company anticipates that its obligation to file periodic reports under the Exchange Act, including annual, quarterly and current reports on Form 10-K, Form 10-Q and Form 8-K, respectively, will be suspended, and that all requirements associated with being an Exchange Act-registered company, including the requirement to file current and periodic reports, will terminate permanently 90 days thereafter.

About CDTi Advanced Materials

CDTi Advanced Materials, Inc. (NASDAQ: CDTI) develops advanced materials technology for the emissions control and other catalysis markets. CDTi’s proprietary technologies provide high-value sustainable solutions to reduce hazardous emissions from on- and off-road combustion engine systems at significantly lower cost. With a continuing focus on innovation-driven commercialization and global expansion, CDTi’s breakthrough Powder-to-Coat (P2C™) approach delivers those technologies to customers in a ready to use powder form. Key technology platforms include Base Metal Activated Rhodium Support (BMARS™), Synergized PGM (SPGM™), Zero PGM (ZPGM™) and Spinel™. For more information, please visit www.cdti.com.

Forward-Looking Statements

Certain information contained in this press release constitutes forward-looking statements, including any statements that are not statements of historical fact. You can identify these forward-looking statements by the use of the words “believes”, “expects”, “anticipates”, “plans”, “may”, “will”, “would”, “intends”, “estimates”, and other similar expressions, whether in the negative or affirmative. Forward-looking statements are based on a series of expectations, assumptions, estimates and projections, which involve substantial uncertainty and risk. In this document, the Company includes forward-looking statements regarding the acceleration of the Company’s business transformation into an advanced materials company, global trends in the automotive and heavy duty diesel markets, the Company’s future financial performance, the performance of the Company’s technology, and the timing, process and consequences of a Nasdaq delisting and Exchange Act deregistration, all of which are subject to risks and uncertainties that could cause our actual results and financial position to differ materially.  In general, actual results may differ materially from those indicated by such forward-looking statements as a result of risks and uncertainties, including, but not limited, to (i) that the Company may not be able to (a) successfully implement, or implement at all, its strategic priorities; (b) streamline its operations or align its organization and infrastructure with the anticipated business; (c) meet expectations or projections; (d) decrease costs; (e) increase sales; (f) obtain adequate funding; (g) retain or secure customers; (h) increase its customer base; (i) protect its intellectual property; (j) successfully evolve into an advanced materials supplier or, even if successful, increase profitability; (k) successfully market new products; (l)  obtain product verifications or approvals; (m) attract or retain key personnel; (n) validate, optimize and scale our powder-to-coat capability; or (o) realize benefits from investments; (ii) funding for and enforcement and tightening of emissions controls, standards and regulations; (iii) prices of PGM and rare earth metals;  (iv) royalty and other restrictions on sales in certain Asian countries; (v) supply disruptions or failures; (vi) regulatory, marketing and competitive factors; (vii) environmental harm or damages; and (viii) other risks and uncertainties discussed or referenced in the Company’s filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and any subsequent periodic reports on Form 10-Q and Form 8-K. In addition, any forward-looking statements represent the Company’s estimates only as of the date of such statements and should not be relied upon as representing the Company’s estimates as of any subsequent date. The Company specifically disclaims any obligation to update forward-looking statements. All forward-looking statements in this press release are qualified in their entirety by this cautionary statement.

Contact Information:

Moriah Shilton, Cathy Mattison or Kirsten Chapman

LHA Investor Relations

+1 415 433 3777

cdti@lhai.com

[Tables to follow]

CDTi ADVANCED MATERIALS, INC.

Condensed Consolidated Statements of Operations

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended September 30,				Nine Months Ended September 30,
	2018	% of Revenues	2017	% of Revenues	2018	% of Revenues	2017	% of Revenues

Emission control systems	$1,821	90%	$3,022	87%	$5,539	83%	$9,658	89%
Technology and advanced materials	204	10%	454	13%	1,115	17%	1,223	11%
Revenues	$2,025	100%	$3,476	100%	$6,654	100%	$10,881	100%
Gross profit	908	45%	667	19%	2,711	41%	2,419	22%
Operating expenses:
Research and development	520		1,085		1,840		2,996
Selling, general and administrative	1,233		1,855		3,967		6,462
Severance and other charges	—		235		—		(384)
Total operating expenses	1,753		3,175		5,807		9,074
Loss from continuing operations	(845)		(2,508)		(3,096)		(6,655)
Other income (expense):
Interest expense, net	—		(95)		—		(235)
Loss on extinguishment of debt	—		—		—		(194)
Gain (loss) on change in fair value of liability-classified warrants	57		738		591		404
Gain on sale of DuraFit	—		805		—		805
Other expense, net	43		(149)		95		(67)
Total other income (expense)	100		1,299		686		713
Loss from continuing operations before income taxes	(745)		(1,209)		(2,410)		(5,942)
Income tax expense (benefit) from continuing operations	17		(119)		758		49
Net loss from continuing operations	(762)		(1,090)		(3,168)		(5,991)
Net (loss) income from discontinued operations	(645)		730		(486)		2,149
Net loss	$(1,407)		$(360)		$(3,654)		$(3,842)
Foreign currency translation adjustments	(52)		129		(170)		350
Comprehensive loss	$(1,459)		$(231)		$(3,824)		$(3,492)
Basic and diluted net (loss) income per common share:
Net loss from continuing operations	$(0.20)		$(0.35)		$(0.93)		$(1.90)
Net (loss) income from discontinued operations - Basic	$(0.17)		$0.24		$(0.14)		$0.68
Net (loss) income from discontinued operations - Diluted	$(0.17)		$0.24		$(0.14)		$0.68
Net loss	$(0.37)		$(0.11)		$(1.07)		$(1.22)
Weighted average shares outstanding — basic	3,839		3,152		3,394		3,145
Weighted average shares outstanding — diluted	3,839		3,152		3,394		3,175

CDTi ADVANCED MATERIALS, INC.

Condensed Consolidated Balance Sheet

(in thousands, except share and per share amounts)

(unaudited)

	September 30, 2018	December 31, 2017
ASSETS
Current assets:
Cash	$3,254	$2,807
Accounts receivable, net	1,320	1,877
Inventories	1,383	1,355
Prepaid expenses and other current assets	123	656
Current assets of discontinued operations	216	1,524
Total current assets	6,296	8,219
Property and equipment, net	343	414
Intangible assets, net	929	1,051
Deferred tax assets	10	644
Other assets	80	62
Assets of discontinued operations	105	424
Total assets	$7,763	$10,814
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$1,452	$1,684
Accrued expenses and other current liabilities	940	1,539
Income taxes payable	811	789
Liabilities of discontinued operations	888	2,421
Total current liabilities	4,091	6,433
Liabilities of discontinued operations	674	—
Total liabilities	4,765	6,433

Stockholders’ equity:
Preferred stock, par value $0.01 per share: authorized 100,000; no shares issued and outstanding	—	—
Common stock, par value $0.01 per share: authorized 50,000,000; issued and outstanding 4,070,533 and 3,160,747 shares at September 30, 2018 and December 31, 2017, respectively	202	158
Additional paid-in capital	240,851	238,455
Accumulated other comprehensive loss	(6,055)	(5,886)
Accumulated deficit	(232,000)	(228,346)
Total stockholders’ equity	2,998	4,381
Total liabilities and stockholders’ equity	$7,763	$10,814